UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K/A
(Amendment No. 1)
______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2024

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

		TN		62-1120025
(State or other jurisdiction of incorporation)				(I.R.S. Employer Identification No.)
1915 Snapps Ferry Road	Building N	Greeneville	TN	37745
(Address of principal executive offices)				(Zip Code)

000-22490
(Commission File Number)
Registrant's telephone number, including area code: (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FWRD	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Forward Air Corporation (the “Company” or “Forward”) with the United States Securities and Exchange Commission (the “SEC”) on January 31, 2024 (the “Original Form 8-K”). The Original Form 8-K reported, among other things, the completion of Forward’s acquisition of Omni Newco, LLC (“Omni”) pursuant to the Agreement and Plan of Merger, dated as of August 10, 2023 (as amended by Amendment No. 1, dated as of January 22, 2024, the “Amended Merger Agreement”) among Forward, Omni and the other parties thereto (such acquisition, together with the other transactions contemplated by the Amended Merger Agreement and the other transaction agreements referred to therein, the “Transactions”).

This Amendment amends and supplements the Original Form 8-K solely to provide the financial statements and pro forma financial information required under Item 9.01 of Form 8-K. This Amendment reports no other updates or amendments to the Original Form 8-K and should be read in conjunction with the Original Form 8-K.

The unaudited pro forma condensed combined financial information included as Exhibit 99.3 to this Amendment is provided for informational purposes only. Such unaudited pro forma condensed combined financial information is not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the transactions contemplated thereby been completed as of the dates indicated or that may be achieved in the future and should not be taken as representative of future consolidated results of operations or financial condition of the Company. The unaudited pro forma condensed combined financial information is based on a variety of adjustments, assumptions and preliminary estimates which may not prove to be accurate, and other factors may affect the Company’s results of operations or financial condition. The Company’s potential for future business success and operating profitability must be considered in light of the risks, uncertainties, expenses and difficulties typically encountered by recently combined companies. Furthermore, no effect has been given in the unaudited pro forma condensed combined statement of operations to synergies and potential cost savings, if any, that may be realized through the combination of Forward and Omni or the costs that may be incurred in integrating their operations or in connection with the Transactions.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited consolidated financial statements of Omni as of December 31, 2022 and 2021 and for the years then ended, and the related notes thereto and the independent auditor’s report thereon, are filed as Exhibit 99.1 to this Amendment and incorporated herein by reference.

The unaudited condensed consolidated financial statements of Omni as of September 30, 2023 and for the nine-month periods ended September 30, 2023 and 2022, and the related notes thereto, are incorporated herein by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed on December 15, 2023.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial statements of Forward, giving effect to the Transactions, as of September 30, 2023, for the nine-month periods ended September 30, 2023 and 2022 and for the year ended December 31, 2022, and the notes related thereto, are filed as Exhibit 99.3 to this Amendment and incorporated herein by reference.

(d) Exhibits.

No.	Exhibit
99.1	Audited consolidated financial statements of Omni as of December 31, 2022 and 2021 and for the years then ended, and the related notes thereto and the independent auditor’s report thereon.
99.2
Unaudited condensed consolidated financial statements of Omni as of September 30, 2023 and for the nine-month periods ended September 30, 2023 and 2022, and the related notes thereto (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed on December 15, 2023).

99.3
Unaudited pro forma condensed combined financial statements of Forward, giving effect to the Transactions, as of September 30, 2023, for the nine-month periods ended September 30, 2023 and 2022 and for the year ended December 31, 2022, and the notes related thereto.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION

Date: April 11, 2024	By:	/s/ Michael L. Hance
	Name: Title:	Michael L. Hance Interim Chief Executive Officer, Chief Legal Officer, and Secretary